Exhibit 99.1
GitLab Reports First Quarter Fiscal Year 2024 Financial Results

Quarterly revenue of $126.9 million, up 45% year-over-year

Fiscal First Quarter Highlights:
•Total revenue of $126.9 million
•GAAP operating margin of (46)%; Non-GAAP operating margin of (12)%
•GAAP net loss per share of $(0.35); Non-GAAP net loss per share of $(0.06)

San Francisco (June 5, 2023) - All-Remote - GitLab Inc. (NASDAQ: GTLB), The DevSecOps Platform, today reported financial results for its first quarter fiscal year 2024, ended April 30, 2023.

“With AI revolutionizing how companies develop, secure, and operate software, we believe GitLab is positioned as the leading AI-powered DevSecOps platform,” said Sid Sijbrandij, GitLab CEO and Co-Founder. “Today, we deliver more AI-powered capabilities to customers than any other DevSecOps platform. Our vision builds on that foundation to encompass the full software development lifecycle - from planning and development to security, deployment, and maintenance. With GitLab customers accelerate the time to value of their digital transformation efforts.”

“Revenue of $126.9 million grew 45% organically year-over-year, and our non-GAAP operating margin improved by approximately 1,700 basis points year-over-year as the team continued to focus on addressing customer priorities and improving operating efficiency,” said Brian Robins, GitLab Chief Financial Officer. “Against a backdrop of macroeconomic uncertainty, customers are looking to our AI-powered DevSecOps platform to drive efficiencies, increase productivity, and accelerate their pace of innovation. We are poised to make the most of the estimated $40B total addressable market opportunity before us.”

First Quarter Fiscal Year 2024 Financial Highlights (in millions, except per share data and percentages):

	Q1 FY 2024	Q1 FY 2023	Y/Y Change
Revenue	$126.9	$87.4	45%
GAAP Gross margin	89%	89%
Non-GAAP Gross margin	91%	90%
GAAP Operating loss	$(58.2)	$(42.9)	$(15.3)
Non-GAAP Operating loss	$(15.0)	$(24.8)	$9.8
GAAP Net loss attributable to GitLab	$(52.5)	$(26.1)	$(26.4)
Non-GAAP Net loss attributable to GitLab	$(8.8)	$(26.5)	$17.7
GAAP Net loss per share attributable to GitLab	$(0.35)	$(0.18)	$(0.17)
Non-GAAP Net loss per share attributable to GitLab	$(0.06)	$(0.18)	$0.12
A reconciliation between GAAP and non-GAAP financial measures is contained in this release under the section titled “Non-GAAP Financial Measures.”

Business Highlights:

•Customers with more than $5,000 of ARR increased to 7,406, up 43% from Q1 of fiscal year 2023.
•Customers with more than $100,000 of ARR increased to 760, up 39% from Q1 of fiscal year 2023.
•Dollar-Based Net Retention Rate was 128% in Q1 of fiscal year 2024.
•Announced AI-powered workflows in a single DevSecOps platform with the introduction of Code Suggestions, AI-assisted vulnerability guidance, and Value Streams Dashboards to improve developer productivity across every phase of the software development lifecycle.
•Partnered with Google Cloud to expand AI-assisted capabilities with customizable foundation models and open generative AI infrastructure to deliver secure AI offerings to joint customers.
•Announced an expanded strategic collaboration with Oracle and a new AI/ML offering enabling customers to speed up model training and inference to drive innovation and enhance customer experiences.
•Issued the 7th annual Global DevSecOps Report, which found that 65% of developers are using AI/ML in testing efforts or will be in the next three years.
•Released new security features to automatically enforce security policies, reduce false positives, and protect organizations from credential exposure while reducing risk to production applications.

Second Quarter and Fiscal Year 2024 Financial Outlook

For the second quarter and fiscal year 2024, GitLab Inc. expects (in millions, except share and per share data):

	Q2 FY 2024 Guidance	FY 2024 Guidance
Revenue	$129.0 - $130.0	$541.0 - $543.0
Non-GAAP operating loss	$(11.0) - $(10.0)	$(47.0) - $(43.0)
Non-GAAP net loss per share assuming approximately 153 million and 153 million weighted average shares outstanding as of Q2 FY2024 and FY24, respectively	$(0.03) - $(0.02)	$(0.18) - $(0.14)

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below in Non-GAAP Financial Measures. We have not provided the most directly comparable GAAP financial guidance measures because certain items are out of our control or cannot be reasonably predicted. Accordingly, a reconciliation of non-GAAP guidance for operating loss and net loss per share to the corresponding GAAP measures is not available.

Conference Call Information

GitLab will host a conference call today, June 5, 2023, at 1:30 p.m. (PT) / 4:30 p.m. (ET) to discuss its first quarter of fiscal 2024 financial results. Investors and analysts should register for the call in advance by visiting https://gitlab.zoom.us/webinar/register/WN_7n1uFYVQT2qK7EdYJhTAuQ#/registration. A replay of the call will be available on GitLab’s investor relations website (ir.gitlab.com).

About GitLab

GitLab is the most comprehensive DevSecOps Platform that empowers organizations to maximize the overall return on software development by delivering software faster and efficiently, while strengthening security and compliance. GitLab’s single application is easier to use, leads to faster cycle time and allows visibility throughout and control over all stages of the DevSecOps lifecycle. With GitLab, every team in your organization can collaboratively plan, build, secure, and deploy software to drive business outcomes faster with complete transparency, consistency and traceability.

Non-GAAP Financial Measures

GitLab believes non-GAAP measures are useful in evaluating its operating performance. GitLab uses this supplemental information to evaluate its ongoing operations and for internal planning and forecasting purposes. GitLab believes that non-GAAP financial information, when taken collectively with its GAAP financial information, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Reconciliations of non-GAAP financial measures to the most directly comparable financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. We define non-GAAP financial measures as GAAP measures, excluding stock-based compensation expense, amortization of acquired intangible assets, foreign exchange (gain) loss, (gain) loss from a deconsolidation of a subsidiary, equity method investment (gain) loss, changes in the fair value of acquisition related contingent consideration, charitable donation of common stock, and restructuring charges. A reconciliation of non-GAAP guidance measures to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Forward-Looking Statements

This press release and the accompanying earnings call contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Although we believe that the expectations reflected in the forward-looking statements contained in this release and the accompanying earnings call are reasonable, they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward-looking statements. These risks, uncertainties, assumptions, and other factors include, but are not limited to the following:

• our ability to effectively manage future growth;
• our revenue growth rate in the future;
• our ability to achieve and sustain profitability, our business, financial condition, and operating results;
• our intense competition and loss of market share to our competitors;
• the market for our services may not grow;
• a decline in our customer renewals and expansions;
• fluctuations in our operating results;
• our ability to manage our growth effectively;
• our transparency;
• our publicly available company Handbook;
• security and privacy breaches;
• customers staying on our free self-managed or SaaS product offering;

• our limited operating history;
• our ability to respond to rapid technological changes;
• our ability to accurately predict the long-term rate of customer subscription renewals or adoption, or the impact of these renewals and adoption;
• our hiring model;
• the effects of regional and global conflict, including armed conflict in Ukraine, on our business; and
• general economic conditions (including changes in interest rates, inflation, increased volatility in the capital markets and instability in the global banking sector) and slow or negative growth of our markets.

Further information on these and additional risks, uncertainties, and other factors that could cause actual outcomes and results to differ materially from those included in or contemplated by the forward-looking statements contained in this release are included under the caption “Risk Factors” and elsewhere in the filings and reports we make with the Securities and Exchange Commission. We do not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events, except as required by law.

Operating Metrics

Annual Recurring Revenue (“ARR”): We define annual recurring revenue as the annual run-rate revenue of subscription agreements, including our self-managed and SaaS offerings but excluding professional services, from all customers as measured on the last day of a given month. We calculate ARR by taking the monthly recurring revenue (“MRR”) and multiplying it by 12. MRR for each month is calculated by aggregating, for all customers during that month, monthly revenue from committed contractual amounts of subscriptions, including our self-managed license, self-managed subscription, and SaaS subscription offerings but excluding professional services.

Dollar-Based Net Retention Rate: We calculate Dollar-Based Net Retention Rate as of a period end by starting with our customers as of the 12 months prior to such period end (“Prior Period ARR”). We then calculate the ARR from these customers as of the current period end (“Current Period ARR”). The calculation of Current Period ARR includes any upsells, price adjustments, user growth within a customer, contraction, and attrition. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the Dollar-Based Net Retention Rate.

GitLab Inc.
Condensed Consolidated Balance Sheets
(in thousands, except per share data)
(unaudited)

	April 30, 2023(1)	January 31, 2023(1)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$315,933	$295,402
Short-term investments	621,706	641,249
Accounts receivable, net of allowance for doubtful accounts of $593 and $1,564 as of April 30, 2023 and January 31, 2023, respectively	126,079	130,479
Deferred contract acquisition costs, current	25,093	26,505
Prepaid expenses and other current assets	26,409	24,327
Total current assets	1,115,220	1,117,962
Property and equipment, net	4,936	5,797
Operating lease right-of-use assets	1,300	998
Equity method investment	11,735	12,682
Goodwill	8,145	8,145
Intangible assets, net	3,321	3,901
Deferred contract acquisition costs, non-current	15,014	15,628
Other long-term assets	4,437	4,087
TOTAL ASSETS	$1,164,108	$1,169,200
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,029	$5,184
Accrued expenses and other current liabilities	28,885	25,954
Accrued compensation and benefits	15,716	20,776
Deferred revenue, current	263,423	254,382
Total current liabilities	311,053	306,296
Deferred revenue, non-current	28,043	28,355
Other non-current liabilities	9,411	9,824
TOTAL LIABILITIES	348,507	344,475
STOCKHOLDERS’ EQUITY:
Preferred stock, $0.0000025 par value; 50,000 shares authorized as of April 30, 2023 and January 31, 2023; no shares issued and outstanding as of April 30, 2023 and January 31, 2023	—	—
Class A Common stock, $0.0000025 par value; 1,500,000 shares authorized as of April 30, 2023 and January 31, 2023; 96,240 and 94,655 shares issued and outstanding as of April 30, 2023 and January 31, 2023, respectively	—	—
Class B Common stock, $0.0000025 par value; 250,000 shares authorized as of April 30, 2023 and January 31, 2023; 56,453 and 56,489 shares issued and outstanding as of April 30, 2023 and January 31, 2023, respectively	—	—
Additional paid-in capital	1,542,603	1,497,373
Accumulated deficit	(778,117)	(725,648)
Accumulated other comprehensive income (loss)	1,003	(705)
Total GitLab stockholders’ equity	765,489	771,020
Noncontrolling interests	50,112	53,705
TOTAL STOCKHOLDERS’ EQUITY	815,601	824,725
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,164,108	$1,169,200
__________
(1) As of April 30, 2023 and January 31, 2023, the consolidated balance sheet includes assets of the consolidated variable interest entity, GitLab Information Technology (Hubei) Co., LTD (“JiHu”), of $57.0 million and $62.8 million, respectively, and liabilities of $7.7 million and $8.9 million, respectively. The assets of JiHu can be used only to settle obligations of JiHu and creditors of JiHu do not have recourse against the general credit of the Company.

GitLab Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2023	2022
Revenue:
Subscription—self-managed and SaaS	$111,191	$76,923
License—self-managed and other	15,687	10,484
Total revenue	126,878	87,407
Cost of revenue:
Subscription—self-managed and SaaS	10,891	7,933
License—self-managed and other	3,048	1,915
Total cost of revenue	13,939	9,848
Gross profit	112,939	77,559
Operating expenses:
Sales and marketing	86,537	66,710
Research and development	50,387	31,830
General and administrative	34,248	21,892
Total operating expenses	171,172	120,432
Loss from operations	(58,233)	(42,873)
Interest income	7,315	526
Other income, net	253	18,448
Loss before income taxes and loss from equity method investment	(50,665)	(23,899)
Loss from equity method investment, net of tax	(748)	(203)
Provision for income taxes	1,486	2,511
Net loss	$(52,899)	$(26,613)
Net loss attributable to noncontrolling interest	(430)	(514)
Net loss attributable to GitLab	$(52,469)	$(26,099)
Net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	$(0.35)	$(0.18)
Weighted-average shares used to compute net loss per share attributable to GitLab Class A and Class B common stockholders, basic and diluted	151,692	146,643

GitLab Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended April 30,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss, including amounts attributable to noncontrolling interest	$(52,899)	$(26,613)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation expense	32,330	17,471
Charitable donation of common stock	2,675	—
Amortization of intangible assets	579	581
Depreciation expense	1,092	558
Amortization of deferred contract acquisition costs	10,549	10,813
Gain from deconsolidation of Meltano Inc.	—	(17,798)
Loss from equity method investment	947	256
Net amortization of premiums or discounts on short-term investments	(3,596)	—
Unrealized foreign exchange gain, net	(262)	(231)
Other non-cash income, net	(59)	(268)
Changes in assets and liabilities:
Accounts receivable	4,840	8,674
Prepaid expenses and other current assets	(2,087)	(2,158)
Deferred contract acquisition costs	(8,497)	(10,249)
Other long-term assets	(302)	(61)
Accounts payable	(2,158)	800
Accrued expenses and other current liabilities	2,789	1,569
Accrued compensation and benefits	(5,121)	(20,606)
Deferred revenue	8,383	6,687
Other long-term liabilities	(164)	2,419
Net cash used in operating activities	(10,961)	(28,156)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(58,864)	(47,361)
Proceeds from maturities of short-term investments	83,500	50,031
Purchases of property and equipment	(256)	(1,874)
Deconsolidation of Meltano Inc.	—	(9,620)
Net cash provided by (used in) investing activities	24,380	(8,824)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the issuance of common stock upon exercise of stock options, including early exercises, net of repurchases	7,513	5,317
Proceeds from short-term borrowings from an investor in JiHu	—	2,878
Contributions received from noncontrolling interests, net of issuance costs	—	35,528
Net cash provided by financing activities	7,513	43,723
Impact of foreign exchange on cash and cash equivalents	(401)	(3,926)
Net increase in cash and cash equivalents	20,531	2,817
Cash, cash equivalents, and restricted cash at beginning of period	297,902	887,172
Cash, cash equivalents, and restricted cash at end of period	$318,433	$889,989
Reconciliation of cash, cash equivalents and restricted cash within the condensed consolidated balance sheets to the amounts shown in the condensed consolidated statements of cash flows above:
Cash and cash equivalents	$315,933	$887,489
Restricted cash, included in prepaid expenses and other current assets	2,500	—
Restricted cash, included in other long-term assets	—	2,500
Total cash, cash equivalents and restricted cash	$318,433	$889,989

GitLab Inc.
Reconciliation of GAAP to Non-GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended April 30,
	2023	2022
Gross profit on GAAP basis	$112,939	$77,559
Gross margin on GAAP basis	89%	89%
Stock-based compensation expense	1,414	790
Amortization of acquired intangibles	504	504
Restructuring charges	417	—
Gross profit on non-GAAP basis	$115,274	$78,853
Gross margin on non-GAAP basis	91%	90%

Sales and marketing on GAAP basis	$86,537	$66,710
Stock-based compensation expense	(13,764)	(7,051)
Restructuring charges	(3,559)	—
Sales and marketing on non-GAAP basis	$69,214	$59,659

Research and development on GAAP basis	$50,387	$31,830
Stock-based compensation expense	(11,702)	(5,036)
Restructuring charges	(2,059)	—
Research and development on non-GAAP basis	$36,626	$26,794

General and administrative on GAAP basis	$34,248	$21,892
Amortization of acquired intangibles	(75)	(77)
Stock-based compensation expense	(5,450)	(4,594)
Restructuring charges	(1,618)	—
Charitable donation of common stock	(2,675)	—
General and administrative on non-GAAP basis	$24,430	$17,221

Loss from operations on GAAP basis	$(58,233)	$(42,873)
Stock-based compensation expense	32,330	17,471
Amortization of acquired intangibles	579	581
Restructuring charges	7,653	—
Charitable donation of common stock	2,675	—
Loss from operations on non-GAAP basis	$(14,996)	$(24,821)

Other income, net on GAAP basis	$253	$18,448
Gain from deconsolidation of Meltano Inc.	—	(17,798)
Foreign exchange gain, net	(274)	(860)
Other income, net on non-GAAP basis	$(21)	$(210)

Net loss attributable to GitLab common stockholders on GAAP basis	$(52,469)	$(26,099)
Stock-based compensation expense	32,330	17,471
Amortization of acquired intangibles	579	581
Restructuring charges	7,653	—
Charitable donation of common stock	2,675	—
Gain from deconsolidation of Meltano Inc.	—	(17,798)
Loss from equity method investment, net of tax	748	203
Foreign exchange gain, net	(274)	(860)
Net loss attributable to GitLab common stockholders on non-GAAP basis	$(8,758)	$(26,502)

Net loss per share on GAAP basis	$(0.35)	$(0.18)
Non-GAAP adjustments to net loss per share	0.29	—
Net loss per share on non-GAAP basis	$(0.06)	$(0.18)
Shares used in per share calculation - diluted on GAAP and non-GAAP basis	151,692	146,643

Media Contact:
Lisa Boughner
VP, Global Communications
GitLab Inc.
press@gitlab.com

Investor Contact:
Jack Andrews
VP, Investor Relations
GitLab Inc.
ir@gitlab.com